JUNE 30, 2008

RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

ESSENTIAL PORTFOLIOS

ESSENTIAL PORTFOLIO CONSERVATIVE FUND

ESSENTIAL PORTFOLIO MODERATE FUND

ESSENTIAL PORTFOLIO AGGRESSIVE FUND

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TABLE OF CONTENTS

LETTER TO OUR SHAREHOLDERS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

2

ABOUT SHAREHOLDERS’ FUND EXPENSES

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

4

FUND PROFILES

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

6

SCHEDULES OF INVESTMENTS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

8

STATEMENTS OF ASSETS AND LIABILITIES

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

11

STATEMENTS OF OPERATIONS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

12

STATEMENTS OF CHANGES IN NET ASSETS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

14

FINANCIAL HIGHLIGHTS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

16

NOTES TO FINANCIAL STATEMENTS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

17

OTHER INFORMATION

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

23

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

24

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

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1

LETTER TO OUR SHAREHOLDERS

DEAR SHAREHOLDER:

The defining events of the first half of 2008 were the absolute explosion in energy and commodity prices and the meltdown in stocks late in the second quarter as the third leg of the financial crisis unfolded. In this environment, the key to investment performance was exposure to natural resources, particularly energy; to the companies that produced, processed or delivered natural resources; and the avoidance of virtually all other forms of equity risk. All of the major indices recorded losses as evidenced by the 13.4%

decline in the Dow Jones IndustrialSM Average and the 11.9% decline in the S&P 500® Index.

As oil climbed relentlessly, stock prices assumed an inverse relationship to the energy markets. The fallout from rampaging energy prices impacted economies and markets across the globe and was a major driver of financial asset prices.

Recession risks in the developed world increased as economic growth slowed to a crawl and inflation reared its ugly head. The rise in energy prices put central banks across the globe on inflation watch and a coordinated tightening cycle began to unfold even as growth slowed. No fewer than 24 central banks,

including all of the BRIC nations, increased rates in the first half of the year.

Fear replaced optimism as the dominant emotion driving market behavior and risk was shunned. For equity investors, a perfect storm of high and rising energy costs, recession fears, inflation and tightening monetary policy eclipsed the facts that the non-financial corporate sector is in robust health, interest rates remain low and there is a massive pile of cash waiting on the sidelines.

With a wave of negativism hitting financial markets, pockets of strength were few and far between. Energy stocks rallied hard on skyrocketing oil prices and materials stocks did well — by not going down — due to their alignment with the global growth wave and the associated boom in exports. Reasons for optimism were hard to come by, but we think it is noteworthy that existing home sales have shown signs of a bottom, the dollar stabilized, and despite the global pullback in stock prices, economic growth in the developing markets continued to power ahead.

Looking forward, we think confidence will slowly return to the global financial sector as it has been doing,

albeit fitfully, since early spring. Any rebound in financial share prices will ultimately pull the broader market averages higher as we have seen repeatedly since the unfolding of the financial crisis over a year ago. Until that happens, large-cap stocks and growth stocks seem like the better play rather than small-cap and value stocks even though small-caps outperformed – again by going down less – toward the end of the second quarter. The Russell 2000® Index of small-cap stocks declined a comparatively modest 9.4% in the first half of the year.

With inflation becoming more of a concern and the Fed more vigilant about the dangers of rising prices,

the pressure on interest rates will continue to be to the upside – even as growth slows. The explosion in commodities exhibits the characteristics of a mania: panic buying and prices racing ahead of underlying demand. Although signs of falling demand for energy in the developed world are unmistakable, the price of a barrel of crude oil rose an eye-popping 45% in the first half of the year, blasting through the

$100/bbl mark and hitting $140/bbl by the end of June.

There is no question that the emergence of a global tightening cycle, plummeting consumer confidence and $140/bbl oil has increased the chances of an outright recession in the U.S. Although risks are higher,

the most likely scenario as we move into the second half of the year is a continuation of the no-recession/

no-recovery economy as exports and the remnants of the one-time boost from tax rebate checks support growth in the short run.

There are still reasons to be cautious. The all-important financial sector is going through the painful process of rebuilding its balance sheets and central banks are tightening at the exact time growth is slowing, both of which are ultimately attributable to high energy costs. With that said, there are emerging pockets of strength and we are mindful that investment success often comes at the point of maximum negativism.

We appreciate the trust you have placed in our firm’s quality and integrity by investing with us.

Sincerely,

David C. Reilly, CFA

Director of Portfolio Strategy

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THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

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3

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs,

including sales charges (loads) on purchase payments, reinvested dividends, or other distributions;

redemption fees; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning December 31, 2007 and ending June 30, 2008.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with

$1,000 in the Fund. Investors may use the information here, together with the amount invested, to esti-

mate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for exam-

ple, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account val-

ues and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange

Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return.

Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Note that the expenses shown in the table are meant to highlight and help compare ongoing costs only and do not reflect any transactional costs which may be incurred by a Fund.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

4

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THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (concluded)

Beginning

Ending

Expenses

Expense

Account Value

Account Value

Paid During

Ratio†

December 31, 2007

June 30, 2008

Period*

Table 1. Based on actual Fund return

Essential Portfolio Conservative Fund

0.01%

$1,000.00

$

977.40

$0.05

Essential Portfolio Moderate Fund

0.00%

1,000.00

963.40

—

Essential Portfolio Aggressive Fund

0.00%

1,000.00

945.70

—

Table 2. Based on hypothetical 5% return

Essential Portfolio Conservative Fund

0.01%

1,000.00

1,024.81

0.05

Essential Portfolio Moderate Fund

0.00%

1,000.00

1,024.86

—

Essential Portfolio Aggressive Fund

0.00%

1,000.00

1,024.86

—

* Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366. Expenses shown do not include fees charged by insurance companies.

† Annualized and excludes expenses of the underlying funds in which the Funds invest.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

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5

FUND PROFILES (Unaudited)

ESSENTIAL PORTFOLIO CONSERVATIVE FUND

OBJECTIVE: To primarily seek preservation of capital and, secondarily, to seek long-term growth of capital.

Inception: October 27, 2006

Industry Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

Rydex Series Funds — Managed

Futures Strategy Fund — Class H

18.2%

100%

Rydex Variable Trust — Government

International Equity Fund

Long Bond 1.2x Strategy Fund

15.0%

Rydex Variable Trust — Sector

80%

Money Market Fund

Rotation Fund

14.4%

Rydex Variable Trust — International

Alternative

60%

Rotation Fund

13.9%

Investment Funds

Rydex Variable Trust — U.S. Government

Money Market Fund

9.8%

40%

Rydex Variable Trust — Large-Cap

Fixed-Income Fund

Growth Fund

8.1%

Rydex Variable Trust — Commodities

20%

Strategy Fund

5.6%

Domestic Equity Funds

Rydex Variable Trust — Absolute

Return Strategies Fund

3.8%

0%

Rydex Variable Trust — Large-Cap

Essential Portfolio Conservative Fund

Value Fund

3.2%

Rydex Variable Trust — Small-Cap

“Industry Diversification (Market Exposure as % of Net Assets)“ excludes any temporary cash investments.

Growth Fund

2.2%

Top Ten Total

94.2%

"Ten Largest Holdings" exclude any temporary

cash or derivative investments.

ESSENTIAL PORTFOLIO MODERATE FUND

OBJECTIVE: To primarily seek growth of capital and, secondarily, to seek preservation of capital.

Inception: October 27, 2006

Industry Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

Rydex Variable Trust — International

Rotation Fund

19.7%

100%

Money Market Fund

Rydex Series Funds — Managed

Futures Strategy Fund — Class H

14.1%

International Equity Fund

Rydex Variable Trust — Sector

80%

Rotation Fund

12.0%

Rydex Variable Trust — Government

Long Bond 1.2x Strategy Fund

9.9%

60%

Alternative

Investment Funds

Rydex Variable Trust — Large-Cap

Growth Fund

8.7%

40%

Rydex Variable Trust — Absolute

Fixed-Income Fund

Return Strategies Fund

7.9%

Rydex Variable Trust — Commodities

20%

Strategy Fund

4.9%

Domestic Equity Funds

Rydex Variable Trust — U.S. Government

Money Market Fund

4.9%

0%

Rydex Variable Trust — Real

Essential Portfolio Moderate Fund

Estate Fund

4.9%

“Industry Diversification (Market Exposure as % of Net Assets)“ excludes any

Rydex Variable Trust — Large-Cap

temporary cash investments.

Value Fund

4.3%

Top Ten Total

91.3%

"Ten Largest Holdings" exclude any temporary

cash or derivative investments.

6

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THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

FUND PROFILES (Unaudited) (concluded)

ESSENTIAL PORTFOLIO AGGRESSIVE FUND

OBJECTIVE: To primarily seek growth of capital.

Inception: October 27, 2006

Industry Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

Rydex Variable Trust — International

Rotation Fund

26.1%

100%

Rydex Variable Trust — Absolute

Return Strategies Fund

13.8%

International Equity Fund

Rydex Variable Trust — Large-Cap

80%

Growth Fund

8.4%

Rydex Variable Trust — Sector

Rotation Fund

7.2%

Rydex Series Funds — Managed

60%

Alternative

Investment Funds

Futures Strategy Fund — Class H

6.5%

40%

Rydex Variable Trust — Hedged

Equity Fund

6.4%

Fixed-Income Fund

Rydex Variable Trust — Nova Fund

6.1%

20%

Rydex Variable Trust — Real

Domestic Equity Funds

Estate Fund

6.0%

Rydex Variable Trust — Commodities

0%

Essential Portfolio Aggressive Fund

Strategy Fund

5.0%

Rydex Variable Trust — Government

Long Bond 1.2x Strategy Fund

4.8%

“Industry Diversification (Market Exposure as % of Net Assets)” excludes

Top Ten Total

90.3%

any temporary cash investments.

"Ten Largest Holdings" exclude any temporary

cash or derivative investments.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

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7

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

ESSENTIAL PORTFOLIO CONSERVATIVE FUND

MARKET

FACE

MARKET

SHARES

VALUE

AMOUNT

VALUE

MUTUAL FUNDS† 98.3%

REPURCHASE AGREEMENT 1.6%

Rydex Series Funds - Managed

Repurchase Agreement (Note 5)

Futures Strategy Fund — Class H

87,946

$

2,525,804

Lehman Brothers Holdings, Inc.

Rydex Variable Trust - Government

issued 06/30/08 at 0.25%

Long Bond 1.2x Strategy Fund

171,234

2,077,067

due 07/01/08

$ 222,008

$

222,008

Rydex Variable Trust - Sector

Total Repurchase Agreement

Rotation Fund

140,681

1,992,040

(Cost $222,008)

222,008

Rydex Variable Trust - International

Total Investments 99.9%

Rotation Fund*

78,232

1,926,847

(Cost $13,764,126)

$13,838,937

Rydex Variable Trust - U.S.

Government Money Market

Other Assets in Excess

Fund

1,361,111

1,361,111

of Liabilities – 0.1%

$

10,576

Rydex Variable Trust - Large-Cap

Net Assets – 100.0%

$13,849,513

Growth Fund

44,684

1,120,679

Rydex Variable Trust - Commodities

Strategy Fund*

23,323

772,465

Rydex Variable Trust - Absolute

Return Strategies Fund

20,891

530,426

Rydex Variable Trust - Large-Cap

Value Fund

22,737

438,134

Rydex Variable Trust - Small-Cap

Growth Fund

12,519

301,703

Rydex Variable Trust - Small-Cap

Value Fund

19,535

299,470

Rydex Variable Trust - Real Estate

Fund

8,514

271,183

Total Mutual Funds

(Cost $13,542,118)

13,616,929

* Non-Income Producing Security.

† Affiliated Funds

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THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

ESSENTIAL PORTFOLIO MODERATE FUND

MARKET

FACE

MARKET

SHARES

VALUE

AMOUNT

VALUE

MUTUAL FUNDS† 98.5%

REPURCHASE AGREEMENT 0.9%

Rydex Variable Trust - International

Repurchase Agreement (Note 5)

Rotation Fund*

163,227

$

4,020,284

Lehman Brothers Holdings, Inc.

Rydex Series Funds - Managed

issued 06/30/08 at 0.25%

Futures Strategy Fund — Class H

100,500

2,886,360

due 07/01/08

$ 187,681

$

187,681

Rydex Variable Trust - Sector

Total Repurchase Agreement

Rotation Fund

172,328

2,440,169

(Cost $187,681)

187,681

Rydex Variable Trust - Government

Total Investments 99.4%

Long Bond 1.2x Strategy Fund

165,705

2,010,004

(Cost $20,439,154)

$20,283,452

Rydex Variable Trust - Large-Cap

Growth Fund

71,121

1,783,705

Other Assets in Excess

Rydex Variable Trust - Absolute

of Liabilities – 0.6%

$

116,969

Return Strategies Fund

63,378

1,609,172

Net Assets – 100.0%

$20,400,421

Rydex Variable Trust - Commodities

Strategy Fund*

30,458

1,008,779

Rydex Variable Trust - U.S.

Government Money Market

Fund

1,006,665

1,006,665

Rydex Variable Trust - Real Estate

Fund

31,203

993,818

Rydex Variable Trust - Large-Cap

Value Fund

45,559

877,921

Rydex Variable Trust - Nova Fund

67,561

551,294

Rydex Variable Trust - Hedged

Equity Fund

21,791

522,755

Rydex Variable Trust - Russell 2000®

1.5x Strategy Fund

13,344

384,845

Total Mutual Funds

(Cost $20,251,473)

20,095,771

* Non-Income Producing Security.

† Affiliated Funds

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

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9

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

ESSENTIAL PORTFOLIO AGGRESSIVE FUND

MARKET

FACE

MARKET

SHARES

VALUE

AMOUNT

VALUE

MUTUAL FUNDS† 98.5%

REPURCHASE AGREEMENT 0.9%

Rydex Variable Trust - International

Repurchase Agreement (Note 5)

Rotation Fund*

71,280

$

1,755,630

Lehman Brothers Holdings, Inc.

Rydex Variable Trust - Absolute

issued 06/30/08 at 0.25%

Return Strategies Fund

36,629

930,019

due 07/01/08

$

61,365

$

61,365

Rydex Variable Trust - Large-Cap

Total Repurchase Agreement

Growth Fund

22,467

563,483

(Cost $61,365)

61,365

Rydex Variable Trust - Sector

Total Investments 99.4%

Rotation Fund

34,219

484,544

(Cost $6,869,110)

$6,698,876

Rydex Series Funds - Managed

Futures Strategy Fund — Class H

15,307

439,606

Other Assets in Excess

Rydex Variable Trust - Hedged

of Liabilities – 0.6%

$

37,188

Equity Fund

18,011

432,102

Net Assets – 100.0%

$6,736,064

Rydex Variable Trust - Nova Fund

50,332

410,712

Rydex Variable Trust - Real Estate

Fund

12,749

406,047

Rydex Variable Trust - Commodities

Strategy Fund*

10,224

338,652

Rydex Variable Trust - Government

Long Bond 1.2x Strategy Fund

26,750

324,482

Rydex Variable Trust - Large-Cap

Value Fund

11,816

227,702

Rydex Variable Trust - Small-Cap

Value Fund

10,590

162,354

Rydex Variable Trust - Small-Cap

Growth Fund

6,729

162,178

Total Mutual Funds

(Cost $6,807,745)

6,637,511

* Non-Income Producing Security.

† Affiliated Funds

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THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)

June 30, 2008

Essential Portfolio

Essential Portfolio

Essential Portfolio

Conservative

Moderate

Aggressive

Fund

Fund

Fund

ASSETS

Investment Securities in Affiliated Funds*

$13,616,929

$20,095,771

$6,637,511

Repurchase Agreements*

222,008

187,681

61,365

Receivable for Fund Shares Sold

110,860

119,366

39,917

Total Assets

13,949,797

20,402,818

6,738,793

LIABILITIES

Payable for Securities Purchased

100,116

107

14

Payable for Fund Shares Redeemed

168

2,290

2,715

Total Liabilities

100,284

2,397

2,729

NET ASSETS

$13,849,513

$20,400,421

$6,736,064

NET ASSETS CONSIST OF

Paid-In Capital

$13,952,488

$21,187,082

$7,239,612

Undistributed Net Investment Income

58,408

45,665

9,668

Accumulated Net Realized Loss on Investments

(236,194)

(676,624)

(342,982)

Net Unrealized Appreciation (Depreciation) on Investments

74,811

(155,702)

(170,234)

NET ASSETS

$13,849,513

$20,400,421

$6,736,064

SHARES OUTSTANDING

551,762

815,757

282,518

NET ASSET VALUES

$25.10

$25.01

$23.84

* The cost of investments is $13,764,126, $20,439,154 and $6,869,110, respectively.

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

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11

STATEMENTS OF OPERATIONS (Unaudited)

Period Ended June 30, 2008

Essential Portfolio

Essential Portfolio

Essential Portfolio

Conservative

Moderate

Aggressive

Fund

Fund

Fund

INVESTMENT INCOME

Interest

$

1,703

$

3,050

$

862

Dividends from Affiliated Funds

47,111

38,094

7,595

Total Income

48,814

41,144

8,457

EXPENSES

Custody Fees

581

—

111

Total Expenses

581

—

111

Net Investment Income

48,233

41,144

8,346

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net Realized Loss on:

Affiliated Investment Securities

(250,538)

(517,898)

(354,167)

Total Net Realized Loss

(250,538)

(517,898)

(354,167)

Net Change in Unrealized Appreciation (Depreciation) on:

Investment Securities

54,940

(146,881)

(28,459)

Net Change in Unrealized Appreciation (Depreciation)

54,940

(146,881)

(28,459)

Net Loss on Investments

(195,598)

(664,779)

(382,626)

Net Decrease in Net Assets from Operations

$(147,365)

$ (623,635)

$ (374,280)

12

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THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

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THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

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13

STATEMENTS OF CHANGES IN NET ASSETS

Essential Portfolio

Essential Portfolio

Conservative Fund

Moderate Fund

Period Ended

Year Ended

Period Ended

Year Ended

June 30,

December 31,

June 30,

December 31,

2008†

2007

2008†

2007

FROM OPERATIONS

Net Investment Income

$

48,233

$

73,262

$

41,144

$

116,832

Net Realized Gain (Loss) on Investments

(250,538)

144,346

(517,898)

65,302

Net Change in Unrealized Appreciation (Depreciation)

on Investments

54,940

22,954

(146,881)

63,722

Net Increase (Decrease) in Net Assets from Operations

(147,365)

240,562

(623,635)

245,856

Distributions to Shareholders from:*

Net Investment Income

—

(63,101)

—

(112,311)

Realized Gain on Investments

—

(131,590)

—

(237,165)

Total Distributions to Shareholders

—

(194,691)

—

(349,476)

SHARE TRANSACTIONS

Proceeds from Shares Purchased

14,095,591

14,786,536

12,146,939

24,695,699

Value of Shares Purchased through

Dividend Reinvestment

—

194,691

—

349,476

Cost of Shares Redeemed

(5,537,567)

(10,020,232)

(5,408,311)

(14,163,815)

Net Increase in Net Assets From Share Transactions

8,558,024

4,960,995

6,738,628

10,881,360

Net Increase (Decrease) in Net Assets

8,410,659

5,006,866

6,114,993

10,777,740

NET ASSETS - BEGINNING OF PERIOD

5,438,854

431,988

14,285,428

3,507,688

Net Assets - End of Period

$13,849,513

$

5,438,854

$20,400,421

$ 14,285,428

Undistributed Net Investment Income - End of Period

$

58,408

$

10,175

$

45,665

$

4,521

* For financial reporting purposes, certain distributions from net investment income for federal income tax purposes have been reclassified to distributions from realized gains.

† Unaudited

14

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

Essential Portfolio

Aggressive Fund

Period Ended

Year Ended

June 30,

December 31,

2008†

2007

$

8,346

$

45,883

(354,167)

194,966

(28,459)

(123,727)

(374,280)

117,122

—

(44,561)

—

(186,650)

—

(231,211)

2,980,053

10,980,828

—

231,211

(2,743,790)

(4,766,306)

236,263

6,445,733

(138,017)

6,331,644

6,874,081

542,437

$ 6,736,064

$ 6,874,081

$

9,668

$

1,322

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

15

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.

RATIOS TO

AVERAGE NET ASSETS:

Net Increase

Net Realized

(Decrease) in

Net Increase

NET

NET ASSET

and

Net Asset

Distributions

Distributions

(Decrease)

ASSET

Net Assets,

VALUE,

Net

Unrealized

Value

from Net

from Net

in Net

VALUE,

Total

Net

Portfolio

End of

BEGINNING OF

Investment

Gains (Losses)

Resulting from

Investment

Realized

Total

Asset

END OF

Investment

Total

Investment

Turnover

Period (000's

Period Ended

PERIOD

Income†

on Investments

Operations

Income§

Gains§

Distributions

Value

PERIOD

Return††

Expenses†††

Income

Rate

omitted)

Essential Portfolio Conservative Fund

June 30, 2008Δ

$25.68

$ .12

$ (.70)

$ (.58)

$ —

$ —

$ —

$ (.58)

$25.10

(2.26)%

0.01%**

0.95%**

116%

$ 13,850

December 31, 2007

25.09

.61

1.00

1.61

(.33)

(.69)

(1.02)

.59

25.68

6.45%

0.03%

2.33%

395%

5,439

December 31, 2006*

25.00

.45

(.02)

.43

(.33)

(.01)

(.34)

.09

25.09

1.71%

—

9.77%***

18%

432

Essential Portfolio Moderate Fund

June 30, 2008Δ

25.96

.06

(1.01)

(.95)

—

—

—

(.95)

25.01

(3.66)%

0.00%**

0.45%**

96%

20,400

December 31, 2007

25.01

.36

1.27

1.63

(.22)

(.46)

(.68)

.95

25.96

6.56%

0.01%

1.36%

269%

14,285

December 31, 2006*

25.00

1.35

(.61)

.74

(.72)

(.01)

(.73)

.01

25.01

2.98%

—

28.35%***

20%

3,508

Essential Portfolio Aggressive Fund

June 30, 2008Δ

25.21

.03

(1.40)

(1.37)

—

—

—

(1.37)

23.84

(5.43)%

0.00%**

0.25%**

142%

6,736

December 31, 2007

24.48

.29

1.32

1.61

(.17)

(.71)

(.88)

.73

25.21

6.64%

0.01%

1.12%

300%

6,874

December 31, 2006*

25.00

1.85

(1.10)

.75

(1.24)

(.03)

(1.27)

(.52)

24.48

3.02%

—

39.87%***

34%

542

* Since the commencement of operations: October 27, 2006.

** Annualized

*** Income ratios for the year ended December 31, 2006 were calculated for an abbreviated time frame and are not indicative of future class performance, and are annualized.

† Calculated using the average daily shares outstanding for the year.

†† Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

††† Does not include expenses of the underlying funds in which the Funds invest.

§ For financial reporting purposes, certain distributions from net investment income for federal income tax purposes have been reclassified to distributions from realized gains.

Δ Unaudited

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.

Organization and Significant Accounting Policies

regulations which may differ from U.S. generally accept-

Organization

ed accounting principles.

The Rydex Variable Trust (the “Trust”), a Delaware busi-

D. The Funds may also purchase American Depository

ness trust, is registered with the SEC under the

Receipts, U.S. Government securities, and enter into

Investment Company Act of 1940 (the “1940 Act”) as a

repurchase agreements.

non-diversified, open-ended investment company and is

E. The preparation of financial statements in conformity

authorized to issue an unlimited number of shares (no par

with U.S. generally accepted accounting principles

value). The Trust offers shares of its Funds to insurance

requires management to make estimates and assump-

companies for their variable annuity and variable life

tions that affect the reported amount of assets and liabil-

insurance contracts.

ities and disclosure of contingent assets and liabilities at

At June 30, 2008, the Trust consisted of fifty-seven sepa-

the date of the financial statements and the reported

rate Funds: twenty-three Benchmark Funds, one Money

amounts of revenues and expenses during the reporting

Market Fund, ten Alternative Strategy Funds, seventeen

period. Actual results could differ from these estimates.

Sector Funds, three Essential Portfolio Funds and three

F. Throughout the normal course of business, the under-

CLS AdvisorOne Funds. This report covers the Essential

lying funds enter into contracts that contain a variety of

Portfolio Funds (the “Funds”), while the Benchmark

representations and warranties which provide general

Funds, the Money Market Fund, the Alternative Strategy

indemnifications. The underlying funds’ maximum expo-

Funds, the Sector Funds, and the CLS AdvisorOne Funds

sure under these arrangements is unknown, as this

are contained in separate reports.

would involve future claims that may be made against

Each Fund is a “fund of funds,” which means that each

the underlying funds and/or their affiliates that have not

Fund seeks to achieve its investment objective by

yet occurred. However, based on experience, the under-

investing primarily in other Rydex mutual funds (the

lying funds expect the risk of loss to be remote.

“underlying funds”) instead of individual securities.

2.

Financial Instruments

Rydex Investments provides advisory, transfer agent and

As part of their investment strategies, the underlying

administrative services, and accounting services to the

funds may utilize short sales and a variety of derivative

Trust. Rydex Distributors, Inc. (the “Distributor”) acts as

instruments, including options, futures, options on

principal underwriter for the Trust. Both Rydex

futures, structured notes, swap agreements. These

Investments and the Distributor are affiliated entities.

investments involve, to varying degrees, elements of

Significant Accounting Policies

market risk and risks in excess of the amounts reflected

The following significant accounting policies are in con-

in the underlying funds’ NAVs.

formity with U.S. generally accepted accounting princi-

Short sales are transactions in which an underlying fund

ples and are consistently followed by the Trust. All time

sells an equity or fixed income security it does not own.

references are based on Eastern Time.

If the security sold short goes down in price between the

A. The underlying funds are valued at their Net Asset

time the underlying fund sells the security and closes its

Value (“NAV”) as of the close of business, usually 4:00

short position, that underlying fund will realize a gain on

p.m. on the valuation date. Exchange Traded Funds

the transaction. Conversely, if the security goes up in

(“ETFs”) and closed-end investments companies are val-

price during the period, that underlying fund will realize

ued at the last quoted sales price.

a loss on the transaction. The risk of such price increases

is the principal risk of engaging in short sales.

B. Securities transactions are recorded on the trade date

for financial reporting purposes. Realized gains and loss-

The risk associated with purchasing options is limited to

es from securities transactions are recorded using the

the premium originally paid. The risk in writing a covered

identified cost basis. Dividend income is recorded on the

call option is that an underlying fund may forego the

ex-dividend date, net of applicable taxes withheld by

opportunity for profit if the market price of the underly-

foreign countries. Interest income, including amortization

ing security increases and the option is exercised. The

of premiums and accretion of discount, is accrued on a

risk in writing a covered put option is that an underlying

daily basis.

fund may incur a loss if the market price of the underly-

ing security decreases and the option is exercised. In

C. Distributions of net investment income and net real-

addition, there is the risk that an underlying fund may not

ized capital gains, if any, are declared and paid at least

be able to enter into a closing transaction because of an

annually. Distributions are recorded on the ex-dividend

illiquid secondary market or, for over-the-counter options,

date and are determined in accordance with income tax

because of the counterparty’s inability to perform.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

There are several risks in connection with the use of

In conjunction with the use of short sales, options,

futures contracts. Risks may be caused by an imperfect

futures, options on futures, and swap agreements, the

correlation between movements in the price of the

underlying funds are required to maintain collateral in

instruments and the price of the underlying securities. In

various forms. The underlying funds use, where appropri-

addition, there is the risk that an underlying fund may

ate, depending on the financial instrument utilized and

not be able to enter into a closing transaction because

the broker involved, margin deposits at the broker, cash

of an illiquid secondary market.

and/or securities segregated at the custodian bank, dis-

There are several risks associated with the use of struc-

count notes, or the repurchase agreements allocated to

tured notes. Structured securities are leveraged, thereby

each underlying fund.

providing an exposure to the underlying benchmark

The risks inherent in the use of short sales, options,

greater than the face amount and increasing the volatili-

futures contracts, options on futures contracts, and swap

ty of each note relative to the change in the underlying

agreements include i) adverse changes in the value of

linked financial instrument. A highly liquid secondary

such instruments; ii) imperfect correlation between the

market may not exist for the structured notes an under-

price of the instruments and movements in the price of

lying fund invests in which may make it difficult for that

the underlying securities, indices, or futures contracts; iii)

underlying fund to sell the structured notes it holds at an

the possible absence of a liquid secondary market for

acceptable price or to accurately value them. In addition,

any particular instrument at any time; and iv) the poten-

structured notes are subject to the risk that the counter-

tial of counterparty default.

party to the instrument, or issuer, might not pay interest

The Trust has established strict counterparty credit

when due or repay principal at maturity of the obliga-

guidelines and enters into transactions only with financial

tion. Although the Trust will not invest in any structured

institutions of investment grade or better.

notes unless Rydex Investments believes that the issuer

is creditworthy, an underlying fund does bear the risk of

3.

Fees And Other Transactions With Affiliates

loss of the amount expected to be received in the event

Rydex Investments manages the investment and rein-

of the default or bankruptcy of the issuer.

vestment of the assets of each of the Funds in accor-

There are several risks associated with the use of swap

dance with the investment objectives, policies, and

agreements that are different from those associated with

limitations of each Fund, however, the Funds do not

ordinary portfolio securities transactions. Swap agree-

pay Rydex Investments a management fee. As part of its

ments may be considered to be illiquid. Although the

agreement with the Trust, Rydex Investments will pay all

Trust will not enter into any swap agreement unless

expenses of the Funds, including the cost of transfer

Rydex Investments believes that the other party to the

agency, fund administration, audit and other services,

transaction is creditworthy, the underlying funds bear the

excluding interest expense, taxes (expected to be de

risk of loss of the amount expected to be received under

minimis), brokerage commissions and other expenses

a swap agreement in the event of the default or bank-

connected with the execution of portfolio transactions,

ruptcy of the agreement counterparty.

short dividend expenses, and extraordinary expenses.

There are several risks associated with credit default

Each Fund indirectly bears a proportionate share of the

swaps. Credit default swaps involve the exchange of a

total operating expenses (including investment manage-

fixed-rate premium for protection against the loss in

ment, shareholder servicing, custody, transfer agency,

value of an underlying debt instrument in the event of a

audit and other underlying fund expenses) of the under-

defined credit event (such as payment default or bank-

lying funds in which the Fund invests.

ruptcy). Under the terms of the swap, one party acts as a

Certain officers and trustees of the Trust are also officers

“guarantor,” receiving a periodic payment that is a fixed

of Rydex Investments and the Distributor.

percentage applied to a notional principal amount. In

4.

Federal Income Tax Information

return, the party agrees to purchase the notional amount

of the underlying instrument, at par, if a credit event

The Funds intend to comply with the provisions of

occurs during the term of the swap. An underlying fund

Subchapter M of the Internal Revenue Code applicable

may enter into credit default swaps in which that under-

to regulated investment companies and will distribute

lying fund or its counterparty act as guarantors. By act-

substantially all net investment income and capital gains

ing as the guarantor of a swap, that underlying fund

to shareholders. Therefore, no Federal income tax provi-

assumes the market and credit risk of the underlying

sion has been recorded.

instrument, including liquidity and loss of value.

Effective September 30, 2007, the Funds adopted

Financial Accounting Standards Board (FASB)

Interpretation No. 48 “Accounting for Uncertainty in

18

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, pre-

sented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not”

of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years for purposes of complying with FIN 48, and has concluded that no provision for income tax was required in the Funds’ financial statements.

The Funds file U.S. federal income tax returns and returns in various foreign jurisdictions in which they invest. While the statute of limitations remains open to examine the Funds’ U.S. federal income tax returns filed for the fiscal years 2004 to

2007, no examinations are in progress or anticipated at this time.

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales, losses deferred due to post-October losses, and excise tax regulations.

Permanent book and tax basis differences, if any, will result in reclassifications. This includes net operating losses not uti-

lized during the current period, and capital loss carryforward expired, and the utilization of earnings and profits distributed to the shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. These reclassifications have no effect on net assets or net asset values per share. Any undistributed ordinary income or long-term capital gain remaining at fiscal year end is distributed in the following year.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the state-

ment of operations. During the period, the Funds did not incur any interest or penalties.

At June 30, 2008, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securi-

ties for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Tax

Tax

Net

Tax

Unrealized

Unrealized

Unrealized

Fund

Cost

Gain

Loss

Loss

Essential Portfolio Conservative Fund

$13,951,647

$267,736

$

(380,446)

$(112,710)

Essential Portfolio Moderate Fund

20,723,842

655,181

(1,095,571)

(440,390)

Essential Portfolio Aggressive Fund

7,078,475

153,482

(533,081)

(379,599)

5.

Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. Government Agencies. The

collateral is in the possession of the Funds’ custodian and is evaluated daily to ensure that its market value exceeds by, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collat-

eral based on the dollar amount of the repurchase agreement entered into by each Fund.

The repurchase agreements executed by the joint account and outstanding as of June 30, 2008, were as follows:

Counterparty

Terms of Agreement

Face Value

Market Value

Repurchase Price

Lehman Brothers Holdings, Inc.

0.25% due 07/01/08

$8,703,781

$8,703,781

$8,703,842

$8,703,781

$8,703,842

As of June 30, 2008, the collateral for the repurchase agreements in the joint account was as follows:

Security Type

Maturity Date

Rate

Par Value

Market Value

U.S. Treasury Bill

12/04/08

—

$8,960,000

$8,880,256

$8,880,256

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert its rights. The Funds’ investment advisor, acting under the supervision of the Board of Trustees,

reviews the value of the collateral and the credit worthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

6.

Fair Value Measurement

On September 15, 2006, the FASB released Statement of Financial Accounting Standard No. 157 (“FAS 157”) Fair Value

Measurement which provided enhanced guidance for using fair value to measure assets and liabilities. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the poten-

tial effect of these fair valuations on an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications.

Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels:

Level 1 — quoted prices in active markets for identical securities.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Funds’ net assets as of June 30, 2008:

Level 1

Level 1

Level 2

Level 2

Level 3

Level 3

Investments

Other Financial

Investments

Other Financial

Investments

Other Financial

Fund

In Securities

Instruments

In Securities

Instruments

In Securities

Instruments

Total

Assets

Essential Portfolio

Conservative Fund

$13,838,937

$

—

$

—

$

—

$

—

$

—

$13,838,937

Essential Portfolio

Moderate Fund

20,283,452

—

—

—

—

—

20,283,452

Essential Portfolio

Aggressive Fund

6,698,876

—

—

—

—

—

6,698,876

7.

Securities Transactions

During the period ended June 30, 2008, the cost of purchases and proceeds from sales of investment securities, excluding short-term and temporary cash investments, were:

Essential Portfolio

Essential Portfolio

Essential Portfolio

Conservative Fund

Moderate Fund

Aggressive Fund

Purchases

$20,344,528

$24,308,476

$9,520,423

Sales

$11,869,899

$17,309,246

$9,258,730

20

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

8.

Share Transactions

The Trust is authorized to issue an unlimited number of shares (no par value). Transactions in shares for the periods presented were:

Purchased through

Shares Purchased

Dividend Reinvestment

Shares Redeemed

Net Shares Purchased

Period Ended

Year Ended

Period Ended

Year Ended

Period Ended

Year Ended

Period Ended

Year Ended

June 30,

December 31,

June 30,

December 31,

June 30,

December 31,

June 30,

December 31,

2008†

2007

2008†

2007

2008†

2007

2008†

2007

Essential Portfolio Conservative Fund

557,128

573,619

—

7,635

(217,133)

(386,703)

339,995

194,551

Essential Portfolio Moderate Fund

480,156

945,750

—

13,604

(214,644)

(549,340)

265,512

410,014

Essential Portfolio Aggressive Fund

123,795

428,152

—

9,289

(113,979)

(186,898)

9,816

250,543

† Unaudited.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (concluded)

9.

New Accounting Pronouncements

In March 2008, the FASB issued FAS 161, “Disclosures about Derivative Instruments and Hedging Activities.” The new

requirement is intended to improve disclosures around an entity’s derivatives activity and help investors understand how entities use derivatives, how they are accounted for and how they affect the financial position and operations of that entity.

FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008.

22

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1-800-820-0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month peri-

od ended June 30 is available without charge, upon request, by calling 1-800-820-0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Proxy Results

At a special meeting of shareholders held on October 4, 2007, the shareholders of the Funds voted on whether to approve a new investment advisory agreement between Rydex Variable Trust and Padco Advisors II, Inc. A description of the number of shares voted is as follows:

Shares

Shares

Shares

Fund

For

Against

Abstained

Essential Portfolio Conservative Fund

155,074

—

—

Essential Portfolio Moderate Fund

99,636

—

—

Essential Portfolio Aggressive Fund

265,751

—

—

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public

Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to share-

holders, without charge and upon request, by calling 1-800-820-0888.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

23

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees all Rydex Investments, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and

Officers, and can be obtained without charge by calling 1-800-820-0888.

All Trustees and Officers may be reached c/o Rydex Investments, 9601 Blackwell Rd., Suite 500, Rockville, MD 20850.

TRUSTEES AND OFFICERS

Length of Service

Name, Position and

As Trustee

Number of

––––––––––––––––––––––

Year of Birth

––––––––––––––––––––––––––––

(Year Began)

––––––––––––––––––

Funds Overseen

Carl G. Verboncoeur*

Rydex Series Funds – 2004

158

Trustee, President (1952)

Rydex Variable Trust – 2004

Rydex Dynamic Funds – 2004

Rydex ETF Trust – 2004

Principal Occupations During Past Five Years: Treasurer of Rydex Specialized Products, LLC (2005 to present) Chief Executive

Officer of Rydex Specialized Products, LLC (2005 to 2008); Chief Executive Officer of Rydex Investments and Rydex Distributors,

Inc. (2003 to present); Executive Vice President of Rydex Investments (2000 to 2003)

Michael P. Byrum*

Rydex Series Funds – 2005

150

Trustee, Vice President

Rydex Variable Trust – 2005

(1970)

Rydex Dynamic Funds – 2005

Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Chief Investment Officer of Rydex Investments (2003 to present); Secretary of

Rydex Specialized Products, LLC (2005 to 2008); Vice President of Rydex Series Funds (1997 to present); Vice President of Rydex

Variable Trust (1998 to present); Vice President of Rydex Dynamic Funds (1999 to present); Vice President of Rydex ETF Trust

(2002 to present); President and Trustee of Rydex Capital Partners SPhinX Fund (2003 to 2006); President of Rydex Investments

(2004 to present); Chief Operating Officer of Rydex Investments and Rydex Distributors, Inc. (2003 to 2004)

INDEPENDENT TRUSTEES

Length of Service

Name, Position and

As Trustee

Number of

––––––––––––––––––––––

Year of Birth

–––––––––––––––––––––––––––

(Year Began)

––––––––––––––––––

Funds Overseen

John O. Demaret

Rydex Series Funds – 1997

150

Trustee, Chairman of the

Rydex Variable Trust – 1998

Board (1940)

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Retired

Corey A. Colehour

Rydex Series Funds – 1993

150

Trustee (1945)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Retired (2006 to present); Owner and President of Schield Management

Company, registered investment adviser (2005 to 2006); Senior Vice President of Marketing and Co-Owner of Schield

Management Company, registered investment adviser (1985 to 2005)

J. Kenneth Dalton

Rydex Series Funds – 1995

150

Trustee (1941)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Mortgage Banking Consultant and Investor, The Dalton Group

24

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THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (concluded)

Length of Service

Name, Position and

As Trustee

Number of

––––––––––––––––––––

Year of Birth

–––––––––––––––––––––––––––

(Year Began)

–––––––––––––––––––

Funds Overseen

Werner E. Keller

Rydex Series Funds – 2005

150

Trustee (1940)

Rydex Variable Trust – 2005

Rydex Dynamic Funds – 2005

Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Retired (2001 to present); Chairman, Centurion Capital Management (1991 to 2001)

Thomas F. Lydon, Jr.

Rydex Series Funds – 2005

150

Trustee (1960)

Rydex Variable Trust – 2005

Rydex Dynamic Funds – 2005

Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: President, Global Trends Investments

Patrick T. McCarville

Rydex Series Funds – 1997

150

Trustee (1942)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Founder and Chief Executive Officer, Par Industries, Inc.

Roger Somers

Rydex Series Funds – 1993

150

Trustee (1944)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Owner, Arrow Limousine

EXECUTIVE OFFICERS

Name, Position and

Principal Occupations

–––––––––––––––––––––

Year of Birth

–––––––––––––––––––––

During Past Five Years

Nick Bonos*

Chief Financial Officer of Rydex Specialized Products, LLC (2005

Vice President and Treasurer (1963)

to present); Vice President and Treasurer of Rydex Series Funds,

Rydex Variable Trust, Rydex Dynamic Funds, and Rydex ETF Trust

(2003 to present); Senior Vice President of Rydex Investments

(2003 to present); Vice President and Treasurer of Rydex Capital

Partners SPhinX Fund (2003 to 2006)

Joanna M. Haigney*

Chief Compliance Officer of Rydex Series Funds, Rydex Variable

Chief Compliance Officer and

Trust, and Rydex Dynamic Funds (2004 to present); Secretary of

Secretary (1966)

Rydex Series Funds, Rydex Variable Trust, and Rydex Dynamic

Funds (2000 to present); Secretary of Rydex ETF Trust (2002 to present); Vice President of Compliance of Rydex Investments

(2000 to present); Secretary of Rydex Capital Partners SPhinX

Fund (2003 to 2006)

Joseph Arruda*

Assistant Treasurer of Rydex Series Funds, Rydex Variable Trust,

Assistant Treasurer (1966)

Rydex Dynamic Funds, Rydex ETF Trust (2006 to present); Senior

Vice President of Rydex Investments (2008 to present) Vice

President of Rydex Investments (2004 to 2008); Director of

Accounting of Rydex Investments (2003 to 2004)

Paula Billos*

Controller of Rydex Series Funds, Rydex Variable Trust, Rydex

Controller (1974)

Dynamic Funds, Rydex ETF Trust (2006 to present); Director of

Fund Administration of Rydex Investments (2001 to present)

* Officers of the Funds are deemed to be “interested persons” of the Trust, within the meaning of Section 2(a)(19) of the 1940 Act, inasmuch as this person is affiliated with Rydex Investments.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

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25

9601 Blackwell Road, Suite 500

Rockville, MD 20850

www.rydexinvestments.com

800.820.0888

RVAEP-SEMI-3-0608x1208